United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 1, 2016

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Franklin Financial Services Corporation, the bank holding company of F&M Trust, announced that Timothy G. Henry has been appointed a Director of Franklin Financial Services Corporation and of F&M Trust effective February 1, 2016. As a Class A Director of the Corporation, Mr. Henry will serve a term to expire at the annual meeting of shareholders in 2017.

As previously announced, Mr. Henry also will become President of Franklin Financial and F&M Trust effective February 1, 2016.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed herewith:

NumberDescription

99.1News Release dated February 2, 2016

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

William E. Snell, Jr., President

                                                                        and Chief Executive Officer

Dated: February 2, 2016

EXHIBIT INDEX

Exhibit No.

99.1	News Release, dated February 2, 2016 of Franklin Financial Services Corporation